LORD ABBETT INVESTMENT TRUST

Lord Abbett Core Fixed Income Fund

Supplement dated August 30, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

April 1, 2024, as supplemented

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 12 of the summary prospectus and page 52 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Kewjin Yuoh, Partner and Portfolio Manager	2010
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Portfolio Manager	2021
Harris A. Trifon, Partner and Portfolio Manager	2021
Karen J. Gunnerson, Portfolio Manager	2024

The following paragraph replaces the sixth paragraph under “Management and Organization of the Funds” beginning on page 278 of the statutory prospectus:

Core Fixed Income Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Andrew H. O’Brien, Partner and Portfolio Manager, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Portfolio Manager, Harris A. Trifon, Partner and Portfolio Manager, and Karen J. Gunnerson, Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. Yuoh, O’Brien, Castle, Trifon, and Mses. Traub and Gunnerson joined Lord Abbett in 2010, 1998, 2015, 2021, 2007, and 2017, respectively. Messrs. Lee, Yuoh, O’Brien, Castle, Trifon, and Mses. Traub and Gunnerson are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Core Fixed Income Fund” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Core Fixed Income Fund
Robert A. Lee	15	87,057.88	11	10,397.93	558	4,008.83
Kewjin Yuoh	15	86,560.55	9	8,774.61	530	162.73
Andrew H. O’Brien	14	84,099.94	8	8,679.07	26	5,080.96
Leah G. Traub	5	6,452.01	3	977.38	530	162.73
Adam C. Castle	9	59,410.99	6	7,777.08	0	0
Harris A. Trifon	6	48,483.99	4	6,579.71	0	0
Karen J. Gunnerson[1]	N/A	N/A	N/A	N/A	N/A	N/A

1 Karen J. Gunnerson was newly added as a portfolio manager to the Core Fixed Income Fund effective August 30, 2024, and her other accounts managed will be reported in a future filing.

The following rows replace the applicable rows of the corresponding table under the heading “Core Fixed Income Fund” in the subsection titled “Portfolio Manager Information—Holdings of Portfolio Managers” on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Core Fixed Income Fund
Robert A. Lee	Over $1,000,000
Kewjin Yuoh	$10,001-$50,000
Andrew H. O’Brien	$10,001-$50,000
Leah G. Traub	$10,001-$50,000
Adam C. Castle	$10,001-$50,000
Harris A. Trifon[1]	$10,001-$50,000
Karen J. Gunnerson[2]	N/A

1 As of January 3, 2024.

2 Karen J. Gunnerson was newly added as a portfolio manager to the Core Fixed Income Fund effective August 30, 2024, and her portfolio holdings will be reported in a future filing.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.